UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 14, 2007

KINGS ROAD ENTERTAINMENT, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-14234	95-3587522
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

468 N. Camden Drive Beverly Hills, California (Address of principal executive offices)	90210 (Zip code)

Registrant’s telephone number, including area code: 310-278-9975

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 14, 2007, the Registrant was informed by its current stock transfer agent, U.S. Stock Transfer Corporation, that effective August 20, 2007, Computershare Trust Company, N.A. will be acting as the Registrant’s new transfer agent and registrar. The contact information for the new stock transfer agent is as follows:

Computershare Trust Company, N.A.
PO Box 43070
Providence, RI 02940-3070
Tel: (303) 262-0600
Fax: (303) 262-0700
Email: web.queries@computershare.com
Website: www.computershare.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGS ROAD ENTERTAINMENT, INC.

Date: August 23, 2007	By:	/s/ Philip Holmes
Philip Holmes, President